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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               _________________


                                  FORM 8-K/A/3


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 June 13, 1995
                                 -------------

                Date of Report (Date of earliest event reported)


                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                    1-8865                                88-0200415
           (Commission File Number)            (IRS Employer Identification No.)

            2724 NORTH TENAYA WAY                            89128
              LAS VEGAS, NEVADA                            (Zip Code)
   (Address of principal executive offices)


                                 (702) 242-7000
               Registrant's Telephone Number, Including Area Code

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Item 5.  Other Events.
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         On October 31, 1995, a wholly-owned subsidiary of the Registrant, was merged with and into CII Financial, Inc. The shareholders of each of the Registrant and CII Financial, Inc. approved the merger at the respective special meetings held on October 24, 1995. Holders of 77.6% of the outstanding shares of common stock of the Registrant voted in favor of the merger, holders of 0.4% of the outstanding shares of common stock of the Registrant voted against the merger and holders of 0.4% of the outstanding shares of common stock of the Registrant abstained.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         The financial statements and pro forma financial information with respect to the merger have been previously reported in the Registration Statement of the Registrant on Form S-4 (Registration No. 33-60591) and, therefore, are not included herein in accordance with Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

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                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SIERRA HEALTH SERVICES, INC.

                                           (Registrant)


Dated:  November 1, 1995                   By: /s/  James L. Starr
                                              -----------------------------
                                                    James L. Starr
                                              Treasurer, Vice President of
                                              Finance and Chief Financial
                                              Officer (Principal Financial
                                              and Accounting Officer)

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